EXHIBIT 10.2

                                                        EXECUTION COPY

                            AMENDMENT NO. 1

                     dated as of January 21, 2000

                            to and under the

                      REVOLVING CREDIT AGREEMENT

                     dated as of December 14, 1999


REALTY INCOME CORPORATION, a Maryland corporation, the BANKS listed on the signature pages hereof, BNY CAPITAL MARKETS, INC., as Lead
Arranger and as Book Manager, FIRST UNION NATIONAL BANK, as
Syndication Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Documentation Agent, BANK OF MONTREAL, as Co-Agent, and THE BANK OF NEW YORK, as Administrative Agent and as Swing Line Bank, agree as follows:


1. Credit Agreement. Reference is made to the Credit Agreement, dated as of December 14, 1999, among Realty Income Corporation, as Borrower, the Banks listed on the signature pages thereof, BNY Capital Markets, Inc., as Lead Arranger and as Book Manager, First Union National Bank, as Syndication Agent, Wells Fargo Bank, National Association, as Documentation Agent, and The Bank of New York, as Administrative Agent and as Swing Line Bank (the "Credit Agreement"). Terms used in this Amendment No. 1 (this "Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them.

2. Amendments to Section 7.02(e) ("Loans and Investments") of the Credit Agreement. Upon and after the Effective Date (as defined below), clause (ix) of Section 7.02(e) of the Credit Agreement shall be amended by (A) adding the following phrase after the words "common stock" appearing therein: ", preferred stock or its 8.25% Monthly Income Senior Notes due 2008", and (B) adding the words "or such Senior Notes" at the end thereof.

3. Amendment to Section 7.02(g) ("Dividends and Purchase of Stock") of the Credit Agreement. Upon and after the Effective Date (as defined below), Section 7.02(g) of the Credit Agreement shall be amended by adding the following phrase after the words "common stock" appearing therein: "or preferred stock".

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4.   Representations and Warranties.  In order to induce the Banks to agree to amend the Credit Agreement, the Borrower makes the following representations and warranties which shall survive the execution and delivery of this Amendment:

     (a)  No Default has occurred and is continuing; and

     (b)  Each of the representations and warranties set forth in
          Article 5 of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Effective Date (as defined in Section 5 hereof) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

5. Amendment Effective Date. The amendment to the Credit Agreement effected pursuant to Sections 2 and 3 hereof shall become effective as of the date (the "Effective Date") first referenced above on the date on which the Administrative Agent shall have received this Amendment, duly executed by each of the Borrower and the Required Banks.

6. Payment of Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts.

7. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

8.   Ratification.  The Credit Agreement, as amended by this
     Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

9. Governing Law. The rights and duties of the parties under this Amendment shall, pursuant to New York General Obligations Law
     Section 5-1401, be governed by the law of the State of New York.

10. Reference to Agreement. From and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement,"

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
     "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.




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                                                               Page 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.



                               REALTY INCOME CORPORATION,
                                as Borrower


                           By:
                               ---------------------------------
                               Name:  Michael R. Pfeiffer
                               Title: Senior Vice President,
                                      General Counsel



                               THE BANK OF NEW YORK,
                                 as Administrative Agent for the
                                 Banks, as a Bank and as the Swing
                                 Line Lender


                           By:
                               ---------------------------------
                               Name:  Elizabeth Ying
                               Title: Vice President



                               FIRST UNION NATIONAL BANK,
                                 as a Bank


                           By:
                               ---------------------------------
                               Name:
                               Title:



                               WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as a Bank


                           By:
                               ---------------------------------
                               Name:
                               Title:


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                               BANK OF MONTREAL,
                                 as a Bank


                           By:
                               ---------------------------------
                               Name:
                               Title:



                               AMSOUTH BANK,
                                 as a Bank


                           By:
                               ---------------------------------
                               Name:
                               Title:



                               SANWA BANK CALIFORNIA,
                                 as a Bank


                           By:
                               ---------------------------------
                               Name:
                               Title:



                               CITIZENS BANK OF RHODE ISLAND,
                                 as a Bank


                           By:
                               ---------------------------------
                               Name:
                               Title:











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
                                                        EXECUTION COPY









                            AMENDMENT NO. 1

                     Dated as of January 21, 2000

                           to and under the

                      REVOLVING CREDIT AGREEMENT

                     Dated as of December 14, 1999

                                 Among

                       REALTY INCOME CORPORATION,
                             as Borrower,

            THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF,

                         THE BANK OF NEW YORK,
            as Administrative Agent and as Swing Line Bank

                      FIRST UNION NATIONAL BANK,
                         as Syndication Agent,

                WELLS FARGO BANK, NATIONAL ASSOCIATION,
                        as Documentation Agent,

                           BANK OF MONTREAL,
                             as Co-Agent,

                                  and

                      BNY CAPITAL MARKETS, INC.
                 as Lead Arranger and as Book Manager,










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